As filed with the Securities and Exchange Commission on December 29, 2011

Registration No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

IRVINE SENSORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	33-0280334
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3001 Red Hill Avenue

Costa Mesa, California 92626

(Address of registrant’s principal executive offices) (Zip Code)

Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan

(Full title of the plan)

Copies of all communications to:

Dan Regalado Chief Financial Officer Irvine Sensors Corporation 3001 Red Hill Avenue, Building 3 Costa Mesa, California 92626	Ellen S. Bancroft, Esq. Parker A. Schweich, Esq. Dorsey & Whitney LLP 600 Anton Boulevard, Suite 2000 Costa Mesa, CA 92626 (714) 800-1400
(Name and Address of Agent For Service)

(714) 549-8211

(Telephone Number, Including Area Code, of Agent For Service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting Company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, $0.01 par value, issuable pursuant to Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan	1,250,000 shares	$0.08	$100,000	$11.46

(1)	Calculated pursuant to General Instruction E to Form S-8. Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended, this Registration Statement also covers any additional shares of the Registrant’s common stock that may be offered or issued under the Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan, in connection with any stock dividend, stock split, recapitalization or any other similar transaction effected without the Registrant’s receipt of consideration which results in an increase in the number of outstanding shares of the Registrant’s common stock.
(2)	Calculated solely for the purpose of this offering under Rules 457(h) and 457(c) of the Securities Act of 1933, as amended, on the basis of the average of the bid and asked price per share of the Registrant’s common stock on December 27, 2011, as reported on the Over-the-Counter Bulletin Board.

PREFATORY NOTE

Pursuant to General Instruction E to Form S-8, this Registration Statement on Form S-8 registers the offer and sale of an additional 1,250,000 shares of Common Stock of Irvine Sensors Corporation for issuance under the Amended and Restated 2006 Omnibus Incentive Plan (the “Plan”). The contents of the prior Registration Statements on Form S-8 filed with the Securities and Exchange Commission on February 20, 2007 (Registration No. 333-140785), January 16, 2008(Registration No. 333-148692), February 18, 2009 (Registration No. 333-157388), May 14, 2009 (Registration No. 333-159241), December 24, 2009 (Registration No. 333-164010) and February 16, 2011 (Registration No. 333-172308) relating to the Plan, are incorporated herein by reference.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

In accordance with the Note to Part I of Form S-8, the information specified by Part I (Items 1 and 2) is omitted from this registration statement.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

Irvine Sensors Corporation (the “Registrant”) hereby incorporates by reference into this Registration Statement the following documents filed with the Securities and Exchange Commission (the “Commission”):

(a)	The Registrant’s Annual Report on Form 10-K for the fiscal year ended October 2, 2011 filed with the Commission on December 29, 2011;

(b)	The Registrant’s Current Reports on Form 8-K filed with the Commission on October 19, 2011, October 31, 2011 and December 15, 2011 (except Item 2.02 thereof); and

(c)	The description of the Registrant’s common stock, par value $0.01 per share, contained in the Registrant’s Registration Statement on Form 8-A, filed with the Commission on October 12, 1982 pursuant to Section 12(b) of the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

All reports and definitive proxy or information statements filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. The Registrant expressly excludes from such incorporation information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K. Any document or any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a subsequently filed document or a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such document or such statement. Any such document or statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits

Exhibit No.	Exhibit

4.1	Instruments Defining the Rights of Stockholders. Reference is made to Registrant’s Registration Statement No. 1-8402 on Form 8-A, together with the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.

4.2	Certificate of Incorporation of the Registrant, as amended and currently in effect. Incorporated by reference to Exhibit 3.1 filed on December 24, 2003 with the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 28, 2003.

4.3	Certificate of Elimination of the Series B Convertible Cumulative Preferred Stock, Series C Convertible Cumulative Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock. Incorporated by reference to Exhibit 3.3 filed with the Registrant’s Current Report on Form 8-K filed on April 18, 2008.

4.4	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series A-1 10% Cumulative Convertible Preferred Stock. Incorporated by reference to Exhibit 3.4 filed with the Registrant’s Current Report on Form 8-K filed on April 18, 2008.

4.5	Certificate of Amendment of Certificate of Incorporation to increase the authorized shares of the Corporation’s Common Stock and the authorized shares of the Corporation’s Preferred Stock. Incorporated by reference to Exhibit 3.5 filed with the Registrant’s Current Report on Form 8-K filed on August 27, 2008.

4.6	Certificate of Amendment of Certificate of Incorporation to reclassify, change, and convert each ten (10) outstanding shares of the Corporation’s Common Stock into one (1) share of Common Stock. Incorporated by reference to Exhibit 3.6 filed with the Registrant’s Current Report on Form 8-K filed on August 27, 2008.

4.7	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series A-2 10% Cumulative Convertible Preferred Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on March 24, 2009.

4.8	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series B Convertible Preferred Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on October 1, 2009.

4.9	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series C Convertible Preferred Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on May 4, 2010.

4.10	By-laws of the Registrant, as amended and restated September 17, 2007. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on September 21, 2007.

4.11	Amendment of Section 9 of Article II and Section 2 of Article III of the Amended and Restated By-laws of the Registrant. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on December 29, 2010.

4.12	Certificate of Amendment to Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on March 15, 2011.

5	Opinion and Consent of Dorsey & Whitney LLP.

23.1	Consent of Independent Registered Public Accounting Firm - Squar, Milner, Peterson, Miranda & Williamson, LLP.

23.2	Consent of Dorsey & Whitney LLP is contained in Exhibit 5.

24	Power of Attorney. Reference is made to page II-5 of this Registration Statement.

99.1	Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan. Incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed on May 14, 2009.

99.2	Forms of agreements under the Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan. Incorporated by reference to Exhibits 10.59, 10.60, 10.61, 10.62 and 10.63 to the Registrant’s Quarterly Report on Form 10-Q filed on May 15, 2007, and to Exhibits 10.15, 10.16 and 10.17 to the Registrant’s Quarterly Report on Form 10-Q filed on August 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California on the 29th day of December, 2011.

IRVINE SENSORS CORPORATION (Registrant)

By:	/s/ John J. Stuart, Jr.
John J. Stuart, Jr.
Chief Accounting Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned officers and directors of the Registrant do hereby constitute and appoint Bill Joll and Dan Regalado, or their substitute or substitutes, as the lawful attorneys-in-fact and agents, with full power and authority to do any and all acts and things and to execute and file or cause to be filed any and all instruments, documents or exhibits which said attorneys and agents, or either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments, documents or exhibits filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, with the powers of substitution and revocation, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either one of them, or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the dates indicated below. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

/s/ Bill Joll Bill Joll	Chief Executive Officer, President and Director (Principal Executive Officer)	December 29, 2011

/s/ John J. Stuart, Jr. John J. Stuart, Jr.	Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)	December 29, 2011

Signature	Title	Date

/s/ Dan Regalado Dan Regalado	Chief Financial Officer and Senior Vice President (Principal Financial Officer)	December 29, 2011

/s/ Seth W. Hamot Seth W. Hamot	Chairman of the Board	December 29, 2011

/s/ John C. Carson John C. Carson	Vice Chairman of the Board and Chief Strategist	December 29, 2011

/s/ Marc Dumont Marc Dumont	Director	December 29, 2011

/s/ Jack Johnson Jack Johnson	Director	December 29, 2011

/s/ Thomas M. Kelly Thomas M. Kelly	Director	December 29, 2011

/s/ Edward J. Scollins Edward J. Scollins	Director	December 29, 2011

/s/ Chester P. White Chester P. White	Director	December 29, 2011

/s/ Robert L. Wilson Robert L. Wilson	Director	December 29, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Instruments Defining the Rights of Stockholders. Reference is made to Registrant’s Registration Statement No. 1-8402 on Form 8-A, together with the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.

4.2	Certificate of Incorporation of the Registrant, as amended and currently in effect. Incorporated by reference to Exhibit 3.1 filed on December 24, 2003 with the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 28, 2003.

4.3	Certificate of Elimination of the Series B Convertible Cumulative Preferred Stock, Series C Convertible Cumulative Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock. Incorporated by reference to Exhibit 3.3 filed with the Registrant’s Current Report on Form 8-K filed on April 18, 2008.

4.4	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series A-1 10% Cumulative Convertible Preferred Stock. Incorporated by reference to Exhibit 3.4 filed with the Registrant’s Current Report on Form 8-K filed on April 18, 2008.

4.5	Certificate of Amendment of Certificate of Incorporation to increase the authorized shares of the Corporation’s Common Stock and the authorized shares of the Corporation’s Preferred Stock. Incorporated by reference to Exhibit 3.5 filed with the Registrant’s Current Report on Form 8-K filed on August 27, 2008.

4.6	Certificate of Amendment of Certificate of Incorporation to reclassify, change, and convert each ten (10) outstanding shares of the Corporation’s Common Stock into one (1) share of Common Stock. Incorporated by reference to Exhibit 3.6 filed with the Registrant’s Current Report on Form 8-K filed on August 27, 2008.

4.7	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series A-2 10% Cumulative Convertible Preferred Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on March 24, 2009.

4.8	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series B Convertible Preferred Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on October 1, 2009.

4.9	Certificate of Designations of Rights, Preferences, Privileges and Limitations of Series C Convertible Preferred Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on May 4, 2010.

4.10	By-laws of the Registrant, as amended and restated September 17, 2007. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on September 21, 2007.

4.11	Amendment of Section 9 of Article II and Section 2 of Article III of the Amended and Restated By-laws of the Registrant. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on December 29, 2010.

4.12	Certificate of Amendment to Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock. Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed on March 15, 2011.

5	Opinion and Consent of Dorsey & Whitney LLP.

23.1	Consent of Independent Registered Public Accounting Firm - Squar, Milner, Peterson, Miranda & Williamson, LLP.

23.2	Consent of Dorsey & Whitney LLP is contained in Exhibit 5.

24	Power of Attorney. Reference is made to page II-5 of this Registration Statement.

99.1	Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan. Incorporated by reference to Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8 filed on May 14, 2009.

99.2	Forms of agreements under the Irvine Sensors Corporation Amended and Restated 2006 Omnibus Incentive Plan. Incorporated by reference to Exhibits 10.59, 10.60, 10.61, 10.62 and 10.63 to the Registrant’s Quarterly Report on Form 10-Q filed on May 15, 2007, and to Exhibits 10.15, 10.16 and 10.17 to the Registrant’s Quarterly Report on Form 10-Q filed on August 13, 2008.